                                                                    EXHIBIT 99.1

                                                            PRESS RELEASE
[REMINGTON LOGO]
                                                     FOR IMMEDIATE RELEASE

                                                     CONTACT: STEVEN J. CRAIG
                                                              SR. VICE PRESIDENT
                                                              (214) 210-2675


                   REMINGTON OIL AND GAS CORPORATION ANNOUNCES
                           FIRST QUARTER 2003 EARNINGS

Dallas, TX, April 30, 2003, - Remington Oil and Gas Corporation (NYSE: REM) announced the following first quarter financial and production information:

                                                                             Three Months Ended
                                                                                  March 31,
                                                              ----------------------------------------------
                                                                       2003                     2002
                                                              --------------------    ----------------------
                                                                (In thousands, except per share, price and
                                                                                production data)
         Revenues                                                  $      42,201            $      19,307
         Net income                                                $      11,687            $         258
         Cash flow provided by operations before
         changes in working capital                                $      35,669            $      13,957
         Weighted average diluted shares                                  27,970                   24,997
         Diluted income per share                                  $        0.42            $        0.01
         Production Bcfe                                                     7.1                      7.0
         Average gas price                                         $        6.35            $        2.57
         Average oil price                                         $       31.87            $       19.15

Total revenues, net income and cash flow from operations before changes in working capital increased during the first quarter of 2003 primarily because of higher average oil and gas prices. Production was 7.1 Bcfe, a 2% increase over the first quarter of 2002, and a sequential 13% increase over the fourth quarter of 2002. Gas sales revenue increased by $16.4 million, or 134%, and oil sales revenue increased by $6.5 million, or 93%. Net income increased by $11.4 million and cash flow provided by operations before changes in working capital increased by $21.7 million. Average gas prices increased from $2.57 per Mcf in 2002 to $6.35 per Mcf in 2003. Average oil prices increased from $19.15 per barrel to $31.87 per barrel. No hedges or forward sales were in place in the first quarter. Total oil production increased by 16% primarily from new properties in the Gulf of Mexico, and total gas production decreased by 5% because of property sales in South Texas in 2002 partially offset by increased production from the Gulf of Mexico.

Operating costs and expenses were $0.60 per Mcfe compared to $0.45 per Mcfe in 2002 partially due to a higher proportion of more costly oil production. Depreciation, depletion, and amortization increased from $1.38 per Mcfe to $1.52 per Mcfe in 2003 reflecting an increase in our rate due to increased production from new higher cost properties. General and administrative expenses did not change at $0.18 per Mcfe for each of the quarters ending March 31, 2003 and 2002. Interest and financing costs decreased to $0.06 per Mcfe from $0.12 per Mcfe, or by 52%, due to lower average rates and a decrease in the average debt outstanding.

                                    - more -

Deferred income tax expense increased by $6.2 million because of higher income before taxes in the first quarter of 2003 compared to the first quarter of 2002. Exploration expenses increased to $7.1 MM from $3.7 MM primarily because of dry hole costs for wells drilled in the Gulf of Mexico, reflecting a much more active drilling program in the first quarter of 2003.

The adoption of Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations," had no material effect on our first quarter net income. Our prior estimates of abandonment liabilities were in line with the estimation methodology required under FASB 143.

James A. Watt, President and Chief Executive Officer said, "First quarter operating margins were excellent. We expect DD&A, LOE, G&A and interest costs to be within guidance provided to the marketplace allowing for continued excellent margins, even in a somewhat lower commodity price environment. Production is on track for 35-37 Bcfe for the year providing cash flow to continue growing our reserve base primarily through exploration drilling."

Remington Oil and Gas Corporation is an independent oil and gas exploration and production company headquartered in Dallas, Texas, with operations concentrating in the onshore and offshore regions of the Gulf Coast.

Statements concerning future revenues and expenses, results of exploration, exploitation, development and acquisition expenditures, and reserve levels are forward-looking statements. These statements are based on assumptions concerning commodity prices, drilling results and production, administrative and interest costs that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and there is no assurance that these goals and projections can or will be met. Further information is available in the Company's filings with the Securities and Exchange Commission, which are incorporated by this reference.

                        REMINGTON OIL AND GAS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (In thousands, except share data)


                                                                                          March 31,          December 31,
                                                                                            2003                 2002
                                                                                        ------------         ------------
                                                                                         (Unaudited)
 ASSETS

    CURRENT ASSETS
     Cash and cash equivalents                                                          $     14,814         $     14,929
     Accounts receivable                                                                      47,288               32,555
     Prepaid drilling costs                                                                    5,775                3,115
     Prepaid expenses and other current assets                                                 1,688                1,863
                                                                                        ------------         ------------
    TOTAL CURRENT ASSETS                                                                      69,565               52,462
                                                                                        ------------         ------------
    PROPERTIES
     Oil and gas properties (successful-efforts method)                                      537,974              510,921
     Other properties                                                                          3,247                3,182
     Accumulated depreciation, depletion and amortization                                   (287,027)            (279,722)
                                                                                        ------------         ------------
    TOTAL PROPERTIES                                                                         254,194              234,381
                                                                                        ------------         ------------
    OTHER ASSETS                                                                               2,150                2,150
                                                                                        ------------         ------------
 TOTAL ASSETS                                                                           $    325,909         $    288,993
                                                                                        ============         ============

 LIABILITIES AND STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES
       Accounts payable and accrued liabilities                                         $     54,140         $     47,523
       Short-term notes payable and current portion of other long-term payables                2,285                1,715
                                                                                        ------------         ------------
    TOTAL CURRENT LIABILITIES                                                                 56,425               49,238
                                                                                        ------------         ------------
    LONG-TERM LIABILITIES
       Notes payable                                                                          37,400               37,400
       Other long-term payables                                                                1,224                1,503
       Asset retirement obligation                                                            11,847                   --
       Deferred income taxes                                                                  13,261                7,192
                                                                                        ------------         ------------
    TOTAL LONG-TERM LIABILITIES                                                               63,732               46,095
                                                                                        ------------         ------------
    TOTAL LIABILITIES                                                                        120,157               95,333
                                                                                        ------------         ------------
    Commitments and contingencies
    STOCKHOLDERS' EQUITY
       Preferred stock, $.01 par value, 25,000,000 shares authorized, no shares
          Outstanding                                                                             --                   --
       Common stock, $.01 par value, 100,000,000 shares authorized,
        26,495,553 shares issued and 26,388,801 shares outstanding in 2003,
        26,327,195 shares issued and 26,236,459 shares outstanding in 2002                       265                  263
       Additional paid-in capital                                                            117,144              115,827
       Restricted common stock                                                                 4,508                5,468
       Unearned compensation                                                                  (2,845)              (3,192)
       Treasury stock, 72,393 shares in 2003 and 56,377 shares in 2002                        (1,278)                (977)
       Retained earnings                                                                      87,958               76,271
                                                                                        ------------         ------------
    TOTAL STOCKHOLDERS' EQUITY                                                               205,752              193,660
                                                                                        ------------         ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                              $    325,909         $    288,993
                                                                                        ============         ============

                        REMINGTON OIL AND GAS CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)
                    (In thousands, except per share amounts)


                                                               Three Months Ended March 31,
                                                               ----------------------------
                                                                  2003              2002
                                                               ----------        ----------
REVENUES
  Oil sales                                                    $   13,575        $    7,030
  Gas sales                                                        28,593            12,234
  Other income                                                         33                43
                                                               ----------        ----------
TOTAL REVENUES                                                     42,201            19,307
                                                               ----------        ----------

COSTS AND EXPENSES
  Operating                                                         4,256             3,146
  Exploration                                                       7,098             3,664
  Depreciation, depletion and amortization                         10,757             9,568
  General and administrative                                        1,291             1,246
  Stock based compensation                                            419               457
  Interest and financing                                              400               829
                                                               ----------        ----------
TOTAL COSTS AND EXPENSES                                           24,221            18,910
                                                               ----------        ----------
INCOME BEFORE INCOME TAXES                                         17,980               397
  Income tax expense                                                6,293               139
                                                               ----------        ----------
NET INCOME                                                     $   11,687        $      258
                                                               ==========        ==========

BASIC INCOME PER  SHARE                                        $     0.44        $     0.01
                                                               ==========        ==========

DILUTED INCOME PER SHARE                                       $     0.42        $     0.01
                                                               ==========        ==========

WEIGHTED AVERAGE SHARES OUTSTANDING (BASIC)                        26,340            22,878

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)                      27,970            24,997

PRODUCTION
  Oil (MBbls)                                                         426               367
  Gas (MMcf)                                                        4,505             4,755

AVERAGE PRICES
  Oil                                                          $    31.87        $    19.15
  Gas                                                          $     6.35        $     2.57

                        REMINGTON OIL AND GAS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                                 (In thousands)


                                                                                     Three Months Ended
                                                                                         March 31,
                                                                              -----------------------------
                                                                                  2003               2002
                                                                              ----------         ----------

 CASH FLOW PROVIDED BY OPERATIONS
   NET INCOME                                                                 $   11,687         $      258
   Adjustments to reconcile net income
     Depreciation, depletion and amortization                                     10,757              9,568
     Deferred income taxes                                                         6,293                139
     Amortization of deferred charges                                                 64                 47
     Dry hole and impairment costs                                                 6,745              3,492
     Cash paid for dismantlement                                                    (296)                (4)
     Stock based compensation                                                        419                457

   CASH FLOW PROVIDED BY OPERATIONS BEFORE CHANGES IN WORKING                 ----------         ----------
       CAPITAL                                                                    35,669             13,957
                                                                              ----------         ----------
   CHANGES IN WORKING CAPITAL
     (Increase) in accounts receivable                                           (14,733)            (1,932)
     (Increase) in prepaid expenses and other current assets                      (2,549)            (1,714)
     Increase (decrease) in accounts payable and accrued expenses                  6,617             (7,314)
                                                                              ----------         ----------
    NET CASH FLOW PROVIDED BY OPERATIONS                                          25,004              2,997
                                                                              ----------         ----------

    CASH FROM INVESTING ACTIVITIES
     Capital expenditures                                                        (24,614)           (20,387)
                                                                              ----------         ----------
    NET CASH (USED IN) INVESTING ACTIVITIES                                      (24,614)           (20,387)
                                                                              ----------         ----------

    CASH FROM FINANCING ACTIVITIES
     Payments on notes payable and other long-term payables                         (267)           (44,652)
     Common stock issued                                                              63             53,313
     Purchase of treasury stock                                                     (301)              (255)
                                                                              ----------         ----------
    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                             (505)             8,406
                                                                              ----------         ----------
 NET (DECREASE) IN CASH AND CASH EQUIVALENTS                                        (115)            (8,984)
    Cash and cash equivalents at beginning of period                              14,929             19,377
                                                                              ----------         ----------
 CASH AND CASH EQUIVALENTS AT END OF PERIOD                                   $   14,814         $   10,393
                                                                              ==========         ==========


                                      # # #